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                                                                 EXHIBIT d(5)(g)

                                 AMENDMENT NO. 6

                                       TO

                            FOREIGN COUNTRY SELECTION
              AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                              DELEGATION AGREEMENT

         This Amendment No. 6, dated as of March 18, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered Investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolios of AIM Equity Funds,
         Inc.:

               AIM Dent Demographic Trends Fund
               AIM Growth and Income Fund

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolio of AIM Investment
         Funds:

               AIM Emerging Markets Fund

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolios of AIM Growth Series:

               AIM International Growth Fund
               AIM Worldwide Growth Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.


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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be executed by their respective officers on the date first written above.

                                         A I M ADVISORS, INC.


Attest: /s/   P. MICHELLE GRACE          By:  /s/ CAROL F. RELIHAN
       -------------------------             --------------------------------
          Assistant Secretary                Senior Vice President


AIM ADVISOR FUNDS, INC.                 AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                   AIM Asian Growth Fund
AIM Advisor International Value Fund    AIM European Development Fund
AIM Advisor Large Cap Value Fund        AIM International Equity Fund
AIM Advisor MultiFlex Fund              AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund            AIM Global Growth Fund
                                        AIM Global Income Fund
AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund              AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                      AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund            AIM V.I. Balanced Fund
AIM Charter Fund                        AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                  AIM V.I. Capital Development Fund
AIM Dent Demographic Trends Fund        AIM V.I. Diversified Income Fund
AIM Growth and Income Fund              AIM V.I. Global Growth and Income Fund
AIM Large Cap Growth Fund               AIM V.I. Global Utilities Fund
AIM Weingarten Fund                     AIM V.I. Government Securities Fund
                                        AIM V.I. Growth Fund
AIM FUNDS GROUP                         AIM V.I. Growth & Income Fund
AIM Balanced Fund                       AIM V.I. High Yield Fund
AIM Global Utilities Fund               AIM V.I. International Equity Fund
AIM High Yield Fund                     AIM V.I. Money Market Fund
AIM Income Fund                         AIM V.I. Telecommunications Fund
AIM Money Market Fund                   AIM V.I. Value Fund
AIM Select Growth Fund
AIM Value Fund                          EMERGING MARKETS DEBT PORTFOLIO

AIM INVESTMENT SECURITIES FUNDS         GROWTH PORTFOLIO
AIM High Yield Fund II                  Small Cap Portfolio
                                        Value Portfolio
AIM SPECIAL OPPORTUNITIES FUNDS
AIM Small Cap Opportunities Fund
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.










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GLOBAL INVESTMENT PORTFOLIO             AIM GROWTH SERIES
Global Consumer Products and Services   AIM New Pacific Growth Fund
  Portfolio                             AIM Europe Growth Fund
Global Financial Services Portfolio     AIM Japan Growth Fund
Global Infrastructure Portfolio         AIM Mid Cap Equity Fund
Global Natural Resources Portfolio      AIM Small Cap Growth Fund
                                        AIM Basic Value Fund
GT GLOBAL FLOATING RATE FUND, INC.
(doing business as AIM Floating Rate    GT GLOBAL VARIABLE INVESTMENT TRUST
  Fund)                                 GT Global Variable Latin America Fund

AIM SERIES TRUST                        GT Global Variable Telecommunications
AIM Global Trends Fund                    Fund
                                        GT Global Variable Growth & Income Fund
FLOATING RATE PORTFOLIO                 GT Global Variable Strategic Income Fund
                                        GT Global Variable Emerging Markets Fund
AIM EASTERN EUROPE FUND                 GT Global Variable Government Income
                                          Fund
AIM INVESTMENT FUNDS                    GT Global Variable U.S. Government
AIM Global Government Income Fund         Income Fund
AIM Strategic Income Fund               GT Global Variable Infrastructure Fund
AIM Emerging Markets Debt Fund          GT Global Variable Natural Resources
AIM Global Growth & Income Fund           Fund
AIM Developing Markets Fund
AIM Latin American Growth Fund          GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Global Financial Services Fund      GT Global Variable New Pacific Fund
AIM Global Health Care Fund             GT Global Variable Europe Fund
AIM Global Telecommunications Fund      GT Global Variable America Fund
AIM Global Consumer Products and        GT Global Variable International Fund
  Services Fund                         GT Global Variable Money Market Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund

Attest:  /s/ OFELIA M. MAYO              By: /s/ ROBERT H. GRAHAM
        --------------------------          ------------------------------------
          Assistant Secretary                    President